UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                          July 1, 1998 (June 25, 1998)
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                Date of Report (Date of earliest event reported)



                              FORTUNE BRANDS, INC.
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             (Exact name of registrant as specified in its charter)



      Delaware                      1-9076                     13-3295276
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  (State or other jurisdiction    (Commission                (IRS Employer
      of incorporation)           File Number)             Identification No.)



    l700 East Putnam Avenue, Old Greenwich, Connecticut     06870-0811
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          (Address of principal executive offices)          (Zip Code)



    Registrant's telephone number, including area code      (203) 698-5000
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


                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events.
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              On June 30, 1998, Registrant issued and sold $200,000,000
aggregate principal amount of its 6 5/8% Debentures Due 2028 in an underwritten public offering for an aggregate gross consideration of $199,240,000. Reference is made to Registrant's Registration Statements on Form S-3 (Registration Nos. 33-50832, 33-42397, 33-23039 and 33-3985) under the Securities Act of 1933, as amended, and the related Prospectus dated March 5, 1998, as supplemented by the Prospectus Supplement dated June 25, 1998, filed with the Securities and Exchange Commission. The aggregate net proceeds of the offering, after underwriting commissions and estimated expenses, were $197,290,000. The managing underwriter in respect of the offering was J.P. Morgan Securities Inc., 60 Wall Street, New York, New York 10260.



Item 7.  Financial Statements and Exhibits.
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              (c)  Exhibits.
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                   1.   Underwriting Agreement dated June 25, 1998 between
                        Registrant and J.P. Morgan Securities Inc., acting severally on behalf of itself and the other underwriters named therein, in respect of the offering by Registrant of $200,000,000 aggregate principal amount of its 6 5/8% Debentures Due 2028.

                   4a. Indenture dated as of July 15, 1988 between Registrant and The Chase Manhattan Bank (formerly known as Chemical Bank, as successor by merger to Manufacturers Hanover Trust Company), as Trustee (the "Trustee"), providing for the issuance from time to time of one or more series of debt securities of Registrant and under which $200,000,000 aggregate principal amount of 6 5/8% Debentures Due 2028 of Registrant have been issued, is incorporated herein by reference to Exhibit 4a to the Current Report on Form 8-K of Registrant dated June 27, 1989.

                   4b. First Supplemental Indenture dated as of November 14, 1990 between Registrant and the Trustee, amending and supplementing the Indenture constituting Exhibit 4a hereto, is incorporated herein by reference to Exhibit 4b to the Current Report on Form 8-K of Registrant dated November 19, 1990.

                   4c. Second Supplemental Indenture dated as of September 1, 1991 between Registrant and the Trustee, further amending and supplementing the Indenture constituting Exhibits 4a and 4b hereto, is incorporated herein by reference to Exhibit 4c to the Current Report on Form 8-K of Registrant dated October 10, 1991.

                   4d. Third Supplemental Indenture dated as of May 28, 1997 between Registrant and the Trustee, further amending and supplementing the Indenture constituting Exhibits 4a, 4b and 4c hereto, is incorporated herein by reference to
                        Exhibit 4a1 to the Quarterly Report on Form 10-Q of Registrant dated August 12, 1997.

                   4e.  Specimen of Registrant's 6 5/8% Debentures Due 2028.


                                    SIGNATURE
                                    ---------


              Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               FORTUNE BRANDS, INC.
                                               ---------------------
                                                   (Registrant)


                                               By /s/Mark Hausberg
                                                 ---------------------------
                                                    Mark Hausberg
                                                    Vice President and
                                                        Treasurer


Date:  July 1, 1998

                                  EXHIBIT INDEX


                                                              Sequentially
Exhibit                                                       Numbered Page
-------                                                       -------------


    1. Underwriting Agreement dated June 25, 1998 between Registrant and J.P. Morgan Securities Inc., acting severally on behalf of itself and the other underwriters named therein, in respect of the offering by Registration of $200,000,000 aggregate principal amount of its 6 5/8% Debentures Due 2028.

    4a. Indenture dated as of July 15, 1988 between Registrant and The Chase Manhattan Bank (formerly known as Chemical Bank, as successor by merger to Manufacturers Hanover Trust Company), as Trustee (the "Trustee"), providing for the issuance from time to time of one or more series of debt securities of Registrant and under which $200,000,000 aggregate principal amount of 6 5/8% Debentures Due 2028 of Registrant have been issued, is incorporated herein by reference to Exhibit 4a to the Current Report on Form 8-K of Registrant dated June 27, 1989.

    4b.  First Supplemental Indenture dated as of
         November 14, 1990 between Registrant and the
         Trustee, amending and supplementing the Indenture constituting Exhibit 4a hereto, is incorporated herein by reference to Exhibit 4b to the Current Report on Form 8-K of Registrant dated November 19, 1990.

    4c.  Second Supplemental Indenture dated as of
         September 1, 1991 between Registrant and the
         Trustee, further amending and supplementing the Indenture constituting Exhibits 4a and 4b hereto, is incorporated herein by reference to Exhibit 4c to the Current Report on Form 8-K of Registrant dated October 10, 1991.

    4d.  Third Supplemental Indenture dated as of
         May 28, 1997 between Registrant and the Trustee, further amending and supplementing the Indenture constituting Exhibits 4a, 4b and 4c hereto, is incorporated herein by reference to Exhibit 4a1 to the Quarterly Report on Form 10-Q of Registrant dated August 12, 1997.

    4e.  Specimen of Registrant's 6 5/8% Debentures
         Due 2028.